                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Annual Report (Form 10-K) of Cooper Cameron Corporation of our report dated January 28, 1999, included in the 1998 Annual Report to Stockholders of Cooper Cameron Corporation.

We also consent to the incorporation by reference in the following Registration Statements on Forms S-8 or Form S-3 of Cooper Cameron Corporation of our report dated January 28, 1999, with respect to the consolidated financial statements incorporated herein by reference in the Annual Report (Form 10-K) for the year ended December 31, 1998.

Registration
Statement No.                                                 Purpose
-------------                                                 -------

No. 333-26923 and                           Form S-8 Registration Statement pertaining to the
No. 33-95004                                Amended and Restated Cooper Cameron Corporation
                                            Long-Term Incentive Plan

No. 33-94948                                Form S-8 Registration Statement pertaining to the Cooper
                                            Cameron Corporation Employee Stock Purchase Plan

No. 33-95000                                Form S-8 Registration Statement pertaining to the Cooper
                                            Cameron Corporation Amended and Restated 1995 Stock
                                            Option Plan for Non-Employee Directors

No. 33-95002                                Form S-8 Registration Statement pertaining to the Cooper
                                            Cameron Corporation Retirement Savings Plan

No. 333-58005                               Form S-8 Registration Statement pertaining to the Individual Account
                                            Retirement Plan for Hourly-Paid Employees at the Cooper Cameron
                                            Corporation Mount Vernon Plant

No. 333-57995                               Form S-8 Registration Statement pertaining to the Individual Account
                                            Retirement Plan for Bargaining Unit Employees at the Cooper Cameron
                                            Corporation Missouri City, Texas Facility

No. 333-57991                               Form S-8 Registration Statement pertaining to the Individual Account
                                            Retirement Plan for Bargaining Unit Employees at the Cooper Cameron
                                            Corporation Buffalo, New York Plant

No. 333-57997                               Form S-8 Registration Statement pertaining to the Individual Account
                                            Retirement Plan for Cooper Cameron Corporation Hourly Employees, UAW,
                                            at the Superior Plant

No. 333-58003                               Form S-8 Registration Statement pertaining to the Individual Account
                                            Retirement Plan for Bargaining Unit Employees at the Cooper Cameron
                                            Corporation Grove City Facility

No. 333-51705                               Form S-3 Registration Statement pertaining the Cooper Cameron
                                            Corporation shelf registration of debt securities



                                                     /s/  Ernst & Young LLP


                                                     ERNST & YOUNG LLP




Houston, Texas
March 26, 1999